Exhibit 3


                            AGREEMENT OF JOINT FILING


      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.01 per share, of Syntellect Inc., a Delaware corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: April 5, 2002

                                    /s/ Geoffrey Nixon
                                    -------------------------------------------
                                    GEOFFREY NIXON

                                    MISSION PARTNERS, L.P.
                                    By:  MCM Associates, Ltd., General Partner

                                    By:  /s/ Geoffrey Nixon
                                         --------------------------------------
                                          Geoffrey Nixon, President

                                    LIBERTY NOMINEES LIMTED
                                    By:  MCM Associates, Ltd., Manager

                                    By:  /s/ Geoffrey Nixon
                                         --------------------------------------
                                          Geoffrey Nixon, President

                                    HORIZON OFFSHORE, LTD.

                                    By:  /s/ Geoffrey Nixon
                                         --------------------------------------
                                          Geoffrey Nixon, Director

                                    MAYFAIR CAPITAL FUND, L.P.
                                    By:  MCM Capital Management, LLC.,
                                         General Partner

                                    By: /s/ Geoffrey Nixon
                                        ---------------------------------------
                                          Geoffrey Nixon, Manager

                                    MCM PROFIT SHARING PLAN
                                    DLJSC-CUSTODIAN FBO Geoffrey Nixon TTEE

                                    By: /s/ Geoffrey Nixon
                                        ---------------------------------------
                                          Geoffrey Nixon, Trustee

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                                    MCM ASSOCIATES, LTD.
                                    By:  Manager

                                    By: /s/ Geoffrey Nixon
                                        ---------------------------------------
                                          Geoffrey Nixon, President


                                    MCM Capital Management LLC

                                    By:  /s/ Geoffrey Nixon
                                         --------------------------------------
                                            Geoffrey Nixon, sole manager